Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
18.	COMMITMENTS AND CONTINGENCIES
Investment commitments
The Group was obligated to subscribe RMB13,500 and RMB nil for partnership interest and equity interest of certain long-term investees under various arrangements as of December 31, 2019 and 2020, respectively.
Contingencies
The Group is subject to legal proceedings in the ordinary course of business. The Group does not believe that any currently pending legal or administrative proceeding to which the Group is a party will have a material effect on its business or financial condition.